AMENDMENT AND RESTATEMENT AGREEMENT
This AMENDMENT AND RESTATEMENT AGREEMENT (this “Amendment”) dated as of February 28, 2018 relates to the Credit Agreement (as defined below) and is by and among GNC CORPORATION, a Delaware corporation (“Parent”), GENERAL NUTRITION CENTERS, INC., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders under the Credit Agreement that have executed and delivered the Lender Consents and Agreements (each, a “Lender Consent” and, collectively, the “Lender Consents”) in the form attached hereto as Exhibit F, JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, including any permitted successor thereto, the “Administrative Agent”) under the Credit Agreement and the Amended Credit Agreement (as defined below) and as an Issuing Bank and Swingline Lender under the Credit Agreement, and GLAS TRUST COMPANY LLC, as collateral agent (in such capacity, including any permitted successor thereto, the “Collateral Agent”) under the Amended Credit Agreement. All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement, as defined below.
PRELIMINARY STATEMENTS
WHEREAS, Parent and the Borrower have entered into that certain Credit Agreement dated as of November 26, 2013 by and among Parent, the Borrower, the lenders from time to time party thereto (the “Lenders”), the issuing banks from time to time party thereto (the “Issuing Banks”) and JPMorgan Chase Bank, N.A. as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to, but not including, the date hereof, the “Credit Agreement”);
WHEREAS, Parent and the Borrower have requested that the Credit Agreement be amended and restated in the form attached hereto as Exhibit A (the Credit Agreement, as so amended and restated, the “Amended Credit Agreement”) so as to, among other things, (i) provide for a new Class of term loans (the “Tranche B-2 Term Loans”) under, and having the terms set forth in, the Amended Credit Agreement and (ii) appoint GLAS Trust Company LLC as Collateral Agent so that it may assume certain duties performed by the Administrative Agent under the Credit Agreement (the “Collateral Agent Duties”);
WHEREAS, each Tranche B Term Loan Lender that has executed and delivered a Lender Consent (each, a “Consenting Tranche B Term Loan Lender” and, collectively, the “Consenting Tranche B Term Loan Lenders”) shall be deemed (i) to have agreed to the terms of this Amendment and the Amended Credit Agreement and (ii) to have converted (on a cashless basis) on the Amendment Effective Date (as defined below) 100% of the aggregate principal amount of its Tranche B Term Loans outstanding as of the Amendment Effective Date into Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement;

WHEREAS, each Consenting Tranche B Term Loan Lender that has executed and delivered a Lender Consent after 5:00 p.m., New York City time, on Friday, February 16, 2018 but at or prior to 5:00 p.m., New York City time, on Thursday, February 22, 2018 and that has elected the “Consent and FILO Option” on such Lender Consent (each, a “Late Consenter” and, collectively, the “Late Consenters”) shall be deemed to have exchanged (on a cashless basis by assignment) on a dollar-for-dollar basis on the Amendment Effective Date an amount of its Tranche B-2 Term Loans (after giving effect to the conversion of its Tranche B Term Loans into Tranche B-2 Term Loans as described above) equal to 20% of the aggregate principal amount of its Tranche B-2 Term Loans as of the Amendment Effective Date for term loans (the “FILO Term Loans”) under, and having the terms set forth in, the ABL Credit Agreement dated as of the date hereof by and among Parent, the Borrower, the lenders from time to time party thereto and JPMorgan Chase Bank, as administrative agent and as collateral agent, in the form attached hereto as Exhibit B (the “ABL Credit Agreement”), it being understood and agreed that the remainder of the Tranche B-2 Term Loans of such Late Consenters shall remain as Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement;
WHEREAS, each Consenting Tranche B Term Loan Lender that has executed and delivered a Lender Consent at or prior to 5:00 p.m., New York City time, on Friday, February 16, 2018 and that has elected the “Consent and FILO Option” on such Lender Consent (each, an “Early Consenter” and, collectively, the “Early Consenters”) shall be deemed to have exchanged (on a cashless basis by assignment) on a dollar-for-dollar basis on the Amendment Effective Date an amount of its Tranche B-2 Term Loans (after giving effect to the conversion of its Tranche B Term Loans into Tranche B-2 Term Loans as described above) equal to 28.617508697% of the aggregate principal amount of its Tranche B-2 Term Loans as of the Amendment Effective Date for FILO Term Loans under, and having the terms set forth in, the ABL Credit Agreement, it being understood and agreed that the remainder of the Tranche B-2 Term Loans of such Early Consenters shall remain as Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement;
WHEREAS, on the Amendment Effective Date, the Borrower shall prepay in cash an amount of Tranche B-2 Term Loans equal to 20% of the aggregate principal amount of the Tranche B-2 Term Loans (after giving effect to the conversion of the Tranche B Term Loans into Tranche B-2 Term Loans as described above) of each Consenting Tranche B Term Loan Lender that has elected the “Consent and Cash Payment Option” (the “Cash Option”) on its Lender Consent (each such Consenting Tranche B Term Loan Lender, a “Cash Option Lender” and, collectively, the “Cash Option Lenders”);
WHEREAS, each Tranche B Term Lender that has not executed and delivered a Lender Consent (each, a “Non-Consenting Lender” and, collectively, the “Non-Consenting Lenders”) shall continue to hold its Tranche B Term Loans under the Amended Credit Agreement and such Tranche B Term Loans shall be retitled the “Tranche B-1 Term Loans” (the “Tranche B-1 Term Loans”) under, and having the terms set forth in, the Amended Credit Agreement;

WHEREAS, each Revolving Credit Lender that has executed and delivered a Lender Consent (each, a “Consenting Revolving Credit Lender” and, collectively, the “Consenting Revolving Credit Lenders”) shall be deemed to have agreed to the terms of this Amendment and the Amended Credit Agreement;
WHEREAS, on the Amendment Effective Date, (i) pursuant to Section 2.11 of the Credit Agreement, the Borrower shall terminate all of the outstanding Revolving Credit Commitments under the Credit Agreement as of the Amendment Effective Date and (ii) the Borrower shall repay all outstanding Revolving Credit Loans and Swingline Loans as of the Amendment Effective Date, together with all accrued and unpaid interest and fees thereon and any other amounts outstanding under the Credit Agreement and the other Loan Documents in respect of the Revolving Credit Commitments (including fees pursuant to Sections 2.14(a) and 2.14(b)(i) of the Credit Agreement), the Revolving Credit Loans or the Swingline Loans that are due and outstanding and owed to the Revolving Credit Lenders or the Swingline Lender in their respective capacities as such as of the Amendment Effective Date; and
WHEREAS, each Loan Party party hereto (each, a “Reaffirming Party” and, collectively, the “Reaffirming Parties”) expects to realize substantial direct and indirect benefits as a result of this Amendment and the Amended Credit Agreement becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations under the Credit Agreement, the Security Documents, and the other Loan Documents to which it is a party.
NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed:
SECTION 1. CERTAIN DEFINITIONS. Capitalized terms used (including in the preamble and recitals hereto) but not defined herein shall have the meanings assigned to such terms in the Credit Agreement. As used in this Amendment:
“ABL Credit Agreement” is defined in the preliminary statements hereto.
“Administrative Agent” is defined in the preamble hereto.
“Amended Credit Agreement” is defined in the preliminary statements hereto.
“Amendment” is defined in the preamble hereto.
“Amendment Effective Date” is defined in Section 4 hereto.
“Borrower” is defined in the preamble hereto.
“Cash Option” is defined in the preliminary statements hereto.
“Cash Option Lender” is defined in the preliminary statements hereto.

“Collateral Agent” is defined in the preamble hereto.
“Consenting Revolving Credit Lender” is defined in the preliminary statements hereto.
“Consenting Tranche B Term Loan Lender” is defined in the preliminary statements hereto.
“Credit Agreement” is defined in the preliminary statements hereto.
“Early Consenter” is defined in the preliminary statements hereto.
“FILO Term Loans” is defined in the preliminary statements hereto.
“Issuing Banks” is defined in the preliminary statements hereto.
“Late Consenter” is defined in the preliminary statements hereto.
“Lender Consent” is defined in the preamble hereto.
“Lenders” is defined in the preliminary statements hereto.
“Non-Consenting Lender” is defined in the preliminary statements hereto.
“Parent” is defined in the preamble hereto.
“Reaffirming Party” is defined in the preliminary statements hereto.
“Tranche B-1 Term Loans” is defined in the preliminary statements hereto.
“Tranche B-2 Term Loans” is defined in the preliminary statements hereto.
SECTION 2.    CONVERSION OF EXISTING TRANCHE B TERM LOANS; TERMINATION OF REVOLVING CREDIT COMMITMENTS.

(a)	Conversion of Tranche B Term Loans into Tranche B-2 Term Loans and Related Matters.

(i)
As of the Amendment Effective Date, each Consenting Tranche B Term Loan Lender hereby agrees that 100% of the aggregate principal amount of its Tranche B Term Loans outstanding as of the Amendment Effective Date are hereby converted (on a cashless basis) into Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement. The parties hereto consent to the conversion provided for in this Section 2(a)(i).

(ii)
As of the Amendment Effective Date, each Late Consenter hereby agrees that an amount of its Tranche B-2 Term Loans (after giving effect to the conversion of its Tranche B Term Loans into Tranche B-2 Term Loans as provided for in Section 2(a)(i) hereof) equal to 20% of the aggregate principal amount of its Tranche B-2

Term Loans as of the Amendment Effective Date are hereby exchanged (on a cashless basis by assignment) on a dollar-for-dollar basis for FILO Term Loans under, and having the terms set forth in, the ABL Credit Agreement, it being understood and agreed that the remainder of the Tranche B-2 Term Loans of each such Late Consenter shall remain as Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement. For the avoidance of doubt, it is understood and agreed that the exchange provided for in this Section 2(a)(ii) constitutes the prepayment required by Section 2.15(g) of the Amended Credit Agreement and satisfies the requirements thereof. The parties hereto hereby consent to the exchange provided for in this Section 2(a)(ii).

(iii)
As of the Amendment Effective Date, each Early Consenter hereby agrees that an amount of its Tranche B-2 Term Loans (after giving effect to the conversion of its Tranche B Term Loans into Tranche B-2 Term Loans as provided for in Section 2(a)(i) hereof) equal to 28.617508697% of the aggregate principal amount of its Tranche B-2 Term Loans as of the Amendment Effective Date are hereby exchanged (on a cashless basis by assignment) on a dollar-for-dollar basis for FILO Term Loans under, and having the terms set forth in, the ABL Credit Agreement, it being understood and agreed that the remainder of the Tranche B-2 Term Loans of each such Early Consenter shall remain as Tranche B-2 Term Loans under, and having the terms set forth in, the Amended Credit Agreement. For the avoidance of doubt, it is understood and agreed that the exchange provided for in this Section 2(a)(iii) constitutes the prepayment required by Section 2.15(f) of the Amended Credit Agreement and satisfies the requirements thereof. The parties hereto hereby consent to the exchange provided for in this Section 2(a)(iii).

(iv)
On the Amendment Effective Date, the Borrower shall prepay in cash an amount of Tranche B-2 Term Loans equal to 20% of the aggregate principal amount of the Tranche B-2 Term Loans (after giving effect to the conversion of the Tranche B Term Loans into Tranche B-2 Term Loans as provided for in Section 2(a)(i) hereof) of each Cash Option Lender, together with accrued and unpaid interest thereon to but excluding the Amendment Effective Date (collectively, the “Cash Paydown”). For the avoidance of doubt, it is understood and agreed that the Cash Paydown provided for in this Section 2(a)(iv) constitutes the prepayment required by Section 2.15(h) of the Amended Credit Agreement and satisfies the requirements thereof. The parties hereto hereby consent to the Cash Paydown. For the avoidance of doubt, the parties hereto agree that the Cash Option shall not be available to any Consenting Tranche B Term Loan Lender that has committed to fund Cash FILO Term Loans under and as defined in the ABL Credit Agreement to the Borrower.

(v)	Each Non-Consenting Lender shall continue to hold its Tranche B Term Loans under the Amended Credit Agreement and such Tranche B Term Loans shall be retitled as the Tranche B-1 Term Loans under, and having the terms set forth in, the Amended Credit Agreement.

(b)	Termination of Revolving Credit Commitments and Related Matters.

(i)
Pursuant to Section 2.11 of the Credit Agreement, on February 28, 2018, the Borrower delivered to the Administrative Agent a written notice of the Borrower’s intention to permanently terminate the Revolving Credit Commitments in their entirety as of the Amendment Effective Date. As of the Amendment Effective Date, the Revolving Credit Commitments are hereby permanently terminated in their entirety.

(ii)
As of the Amendment Effective Date, the outstanding Letters of Credit under the Credit Agreement are listed on Exhibit C hereto (each, an “Existing Letter of Credit” and, collectively, the “Existing Letters of Credit”). JPMorgan Chase Bank, N.A., in its capacity as Issuing Bank of each of the Existing Letters of Credit, and the Borrower hereby agree that, from and after the Amendment Effective Date, the Existing Letters of Credit shall be deemed to be Existing Letters of Credit under and as defined in the ABL Credit Agreement and subject to the terms thereof.

SECTION 3.    AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT. The parties hereto hereby agree to the terms of this Amendment and the Amended Credit Agreement and in furtherance thereof, further agree that, on the Amendment Effective Date, the Credit Agreement shall be amended and restated in the form of the Amended Credit Agreement attached hereto as Exhibit A. The Consenting Tranche B Term Loan Lenders and the Consenting Revolving Credit Lenders hereby authorize and instruct the Administrative Agent and the Collateral Agent to execute and deliver the other Loan Documents (as defined in the Amended Credit Agreement) contemplated to be executed and delivered on the date hereof, and shall be deemed to have consented to, approved or accepted or to be satisfied with each such Loan Document (as defined in the Amended Credit Agreement) or other matter required thereunder to be consented to, approved or accepted or satisfactory to a Lender (as defined in the Amended Credit Agreement), unless the Administrative Agent shall have received a written notice from such Lender prior to the Amendment Effective Date specifying its objection thereto. The parties hereto acknowledge that neither this Amendment nor the Amended Credit Agreement shall constitute an assumption by GLAS Trust Company LLC of any liability of the Administrative Agent arising out of a breach of the Collateral Agent Duties prior to the transfer of such duties on the date hereof to the Collateral Agent under the Amended Credit Agreement or otherwise. Furthermore, GLAS Trust Company LLC shall have no liability or responsibility for the action or inaction of any other Agent and shall further have no liability or responsibility for any losses or claims arising prior to the date hereof and shall be fully indemnified by the Loan Parties and the Lenders as set forth in the Amended Credit Agreement for any such liability, loss or claim.

SECTION 4.    CONDITIONS PRECEDENT. This Amendment shall become effective on the date on which the following conditions precedent set forth in this Section 4 of this Amendment are satisfied or waived, which date is February 28, 2018 (the “Amendment Effective Date”):

(a)
The Administrative Agent shall have received (i) executed counterparts of the signature page to this Amendment from each Loan Party named on the signature pages hereto, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Collateral Agent and (ii) the executed Lender Consents delivered by each Consenting Tranche B Term Loan Lender and Consenting Revolving Credit Lender. The Consenting Tranche B Term Loan Lenders and the Consenting Revolving Credit Lenders whose executed Lender Consents have been delivered to the Administrative Agent in accordance with the immediately preceding sentence shall constitute the Required Lenders under the Credit Agreement. The Administrative Agent shall have received executed counterparts from Parent, the Borrower, the Administrative Agent (on behalf of itself and the Consenting Tranche B Term Loan Lenders) and the Collateral Agent of the Amended Credit Agreement and from each party to each other Loan Document under and as defined in the Amended Credit Agreement that is listed on Exhibit D hereto. The Administrative Agent shall have received executed counterparts from Parent, the Borrower, the Administrative Agent (under and as defined in the ABL Credit Agreement) (on behalf of itself, the Early Consenters and the Late Consenters), the Collateral Agent under and as defined in the ABL Credit Agreement and the other Lenders (under and as defined in the ABL Credit Agreement) of the ABL Credit Agreement and from each party to each other Loan Document under and as defined in the ABL Credit Agreement that is listed on Exhibit E hereto.

(b)
The Administrative Agent shall have received, for the ratable account of the Early Consenters, an amendment fee equal to 2.50% of the aggregate principal amount of the Early Consenters’ Tranche B Term Loans under the Credit Agreement immediately prior to the effectiveness of this Amendment on the Amendment Effective Date (including, for the avoidance of doubt, any additional Tranche B Term Loans under the Credit Agreement that are acquired by any such Early Consenter after 5:00 p.m., New York City time, on Friday, February 16, 2018 but at or prior to 5:00 p.m., New York City time, on Thursday, February 22, 2018 and for which such Early Consenter has elected the “Consent and FILO Option” with respect to such acquired Tranche B Term Loans). The Administrative Agent shall have received, for the ratable account of the Late Consenters, an amendment fee equal to 1.50% of the aggregate principal amount of the Late Consenters’ Tranche B Term Loans under the Credit Agreement immediately prior to the effectiveness of this Amendment on the Amendment Effective Date. The Administrative Agent shall have received, for the ratable account of the Cash Option Lenders, an amendment fee equal to 1.50% of the aggregate principal amount of the Cash Option Lenders’ Tranche B Term

Loans under the Credit Agreement immediately prior to the effectiveness of this Amendment on the Amendment Effective Date.

(c)
To the extent invoiced at least three Business Days prior to the Amendment Effective Date, all reasonable and documented out-of-pocket expenses required pursuant to the Credit Agreement to be reimbursed by the Borrower to the Tranche B Term Loan Lenders in connection with the transactions contemplated hereby or as otherwise agreed to by the Borrower in writing, shall have been paid, in each case to the extent due.

(d)
Each of the representations and warranties made by any Loan Party set forth in the Amended Credit Agreement and the other Loan Documents under and as defined in the Amended Credit Agreement shall be true and correct in all material respects on and as of the Amendment Effective Date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date (provided that the foregoing materiality qualifier shall not be applicable to any representations or warranties qualified or modified by materiality).

(e)
The Administrative Agent shall have received a customary certificate from each Loan Party, dated the Amendment Effective Date, signed by a Responsible Officer of such Loan Party, and attested to by the secretary or any assistant secretary of such Loan Party, with appropriate insertions, together with (i) certified copies of the certificate or articles of incorporation and by-laws (or other equivalent organizational documents), as applicable, of such Loan Party, (ii) customary resolutions of such Loan Party referred to in such certificate, (iii) incumbency or specimen signatures which identify by name and title of such Responsible Officer or authorized signatory of such Loan Party authorized to sign this Amendment, the Amended Credit Agreement and the other Loan Documents under and as defined in the Amended Credit Agreement and (iv) a good standing certificate (or equivalent) from the applicable Governmental Authority of such Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Amendment Effective Date and certifying as to the good standing of such Loan Party (but only if the concept of good standing exists in the applicable jurisdiction).

(f)
The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment Effective Date, executed by a Responsible Officer of the Borrower certifying compliance with the requirements set forth in Section 4(d) and (k) hereof.

(g)	The Borrower shall have consummated the Cash Paydown.

(h)
The Borrower shall have repaid (to the Administrative Agent for the ratable account of the Revolving Credit Lenders or, in the case of principal and interest on Swingline Loans, directly to the Swingline Lender) all outstanding Revolving Credit Loans and Swingline Loans as of the Amendment Effective Date, together with all accrued and unpaid interest and fees thereon and any other amounts outstanding under the Credit Agreement and the other Loan Documents in respect of the Revolving Credit Commitments (including fees pursuant to Sections 2.14(a) and 2.14(b)(i) of the Credit Agreement), the Revolving Credit Loans or the Swingline Loans that are due and outstanding and owed to the Revolving Credit Lenders or the Swingline Lender in their respective capacities as such (provided that the amount of such interest, fees and other amounts shall have been provided to the Borrower in reasonable detail at least three Business Days prior to the Amendment Effective Date).

(i)
The Borrower shall have paid to the Issuing Bank all accrued and unpaid fees pursuant to Section 2.14(b)(ii) of the Credit Agreement (provided that the amount of such fees shall have been provided to the Borrower in reasonable detail at least three Business days prior to the Amendment Effective Date). The Borrower shall have paid to the Administrative Agent, for the account of the Issuing Bank, all outstanding LC Disbursements as of the Amendment Effective Date that have not been financed with a Revolving Credit Loan.

(j)
The Administrative Agent shall have received each document and instrument required to create and perfect the security interests of the Collateral Agent in the Collateral of the Canadian Guarantor to be entered into on the Amendment Effective Date (which will be, if applicable, in proper form for filing); provided that to the extent any security interest in the Collateral of the Canadian Guarantor is not or cannot be provided or perfected on the Amendment Effective Date after the applicable Loan Parties’ use of commercially reasonable efforts to do so without undue burden or expense, then the provision and/or perfection, as applicable, of any such Collateral of the Canadian Guarantor shall not constitute a condition precedent to the occurrence of the Amendment Effective Date, but may be provided within 45 days after the Amendment Effective Date, subject to such extensions as are reasonably agreed by the Administrative Agent in its sole discretion. For the avoidance of doubt, stock certificates representing Capital Stock issued by the Canadian Guarantor shall not be required to be delivered on the Amendment Effective Date but shall be delivered in accordance with Section 5.17 of the Amended Credit Agreement.

(k)	After giving effect to the transactions contemplated by this Amendment, no Default or Event of Default shall have occurred and be continuing.

SECTION 5.    REAFFIRMATION.

(a)
To induce the Consenting Tranche B Term Loan Lenders, the Consenting Revolving Credit Lenders, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Collateral Agent to enter into this Amendment, each of the Loan Parties hereby acknowledges and reaffirms its obligations under each Loan Document to which it is a party, including, without limitation, any guarantees provided for therein and any grant, pledge or collateral assignment of a lien or security interest, as applicable, contained therein, in each case as amended, restated, amended and restated, supplemented or otherwise modified prior to or as of the date hereof (including as amended pursuant to this Amendment). Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Amendment.

(b)
Each Guarantor acknowledges and agrees that (i) such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendment, consent or waiver of the terms of the Credit Agreement.

SECTION 6.    MISCELLANEOUS PROVISIONS.

(a)
Ratification. This Amendment is limited to the matters specified herein and shall not constitute acceptance or waiver, or, to the extent not expressly set forth herein, an amendment or modification, of any other provision of the Credit Agreement or any other Loan Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Loan Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith, and each of the parties hereto acknowledges and agrees that the terms of this Amendment constitute an amendment of the terms of pre-existing Indebtedness and the related agreement, as evidenced by the Amended Credit Agreement.

(b)
Governing Law; Jurisdiction, Consent to Service of Process, Waiver of Jury Trial, Etc. Sections 9.9 and 9.10 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)	Severability. Section 9.7 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)	Counterparts; Headings. This Amendment (including the Lender Consents) may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract and the Lender Consents delivered to the Administrative Agent shall be deemed to constitute executed counterparts to this Amendment and, in the case of Lender Consents delivered by Early Consenters and Late Consenters, shall be deemed to constitute executed counterparts to the ABL Credit Agreement. Delivery of an executed counterpart of a signature page of this Amendment or the Lender Consents by electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Article and Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(e)	Rules of Construction. The rules of construction provided for in Section 1.2 of the Credit Agreement shall apply to this Amendment.

(f)
Recordation of Tranche B-1 Term Loans and Tranche B-2 Term Loans. Upon the execution and delivery hereof and the occurrence of the Amendment Effective Date, the Administrative Agent will record in the Register (i) the retitling of the Tranche B Term Loans held by Non-Consenting Lenders as Tranche B-1 Term Loans, (ii) the conversion of Tranche B Term Loans held by Consenting Tranche B Term Loan Lenders into Tranche B-2 Term Loans as provided for in Section 2(a)(i) hereof and (iii) the exchanges (by assignment) of Tranche B-2 Term Loans for FILO Term Loans as provided for in Section 2(a)(ii) and Section 2(a)(iii) hereof. With respect to any Lender that has elected to exchange (on a cashless basis by assignment) its Tranche B-2 Term Loans for FILO Term Loans as provided in this Amendment, such assignment shall be deemed to be effected by assignment of FILO Term Loans (pursuant to the Borrower’s offer to exchange on a cashless basis by assignment as set forth herein) to the applicable Lender in exchange for such Tranche B-2 Term Loans outstanding under the Amended Credit Agreement (pursuant to procedures specified by and approved by the Administrative Agents under the ABL Credit Agreement and the Amended Credit Agreement and the Administrative Agents under the ABL Credit Agreement and the Amended Credit Agreement are hereby authorized by the Borrower and the Lenders to execute such additional documents as may be necessary, in their judgment, to evidence such assignments) and the terms applicable to such assignment shall be those set forth in the form of Assignment and Assumption attached as Exhibit C to the ABL Credit Agreement and the additional terms set forth on Exhibit K to the ABL Credit Agreement.

(g) Loan Document. This Amendment shall for all purposes constitute a Loan Document under and as defined in the Amended Credit Agreement and the ABL Credit Agreement. In the event of any conflict between the terms of this Amendment and the terms of the Amended Credit Agreement, the terms of the Amended Credit Agreement shall control.
[Remainder of page intentionally blank; signatures begin next page]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.
GNC CORPORATION, as Parent

By:	/s/Amy N. Davis
	Name:	Amy N. Davis
	Title:	Treasurer

GENERAL NUTRITION CENTERS, INC., as Borrower

By:	/s/Amy N. Davis
	Name:	Amy N. Davis
	Title:	Treasurer

GENERAL NUTRITION INVESTMENT COMPANY
GENERAL NUTRITION CORPORATION
GNC CANADA HOLDINGS, INC.
NUTRA MANUFACTURING, INC.
GNC GOVERNMENT SERVICES, LLC
GNC FUNDING, INC.

By:	/s/Amy N. Davis
	Name:	Amy N. Davis
	Title:	Treasurer

LUCKY OLDCO CORPORATION

By:	/s/Tricia Tolivar
	Name:	Tricia Tolivar
	Title:	Executive Vice President and Chief Financial Officer

[General Nutrtion Centers, Inc. – Signature Page to Amendment and Restatement Agreement]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Issuing Bank and Swingline Lender

By:	/s/James A. Knight
	Name:	James A. Knight
	Title:	Credit Risk Director

[General Nutrition Centers, Inc. – Signature Page to Amendment and Restatement Agreement]

GLAS TRUST COMPANY LLC, as Collateral Agent

By:	/s/Martin Reed
	Name:	Martin Reed
	Title:	Vice President

[General Nutrition Centers, Inc. – Signature Page to Amendment and Restatement Agreement]

EXHIBIT A

See Exhibit 10.25 to this Annual Report on Form 10-K

EXHIBIT B

See Exhibit 10.24 to this Annual Report on Form 10-K